Exhibit 10(a)

                    AGREEMENT REGARDING PURCHASE AND TRANSFER
                                       OF
                              PARTNERSHIP INTERESTS

         THIS AGREEMENT REGARDING PURCHASE AND TRANSFER OF PARTNERSHIP INTERESTS (this "Agreement") is made and entered into as of this 28th day of December, 2001, by and between 77 CENTER INVESTORS LIMITED PARTNERSHIP, a North Carolina limited partnership ("77 Center I") and 77 CENTER INVESTORS II LIMITED PARTNERSHIP, a North Carolina limited partnership ("77 Center II") (77 Center I and 77 Center II are hereinafter sometimes referred to individually as a "Transferor" and collectively as "Transferors"), and KOGER EQUITY, INC., a Florida corporation, or its assigns, having an address at 8880 Freedom Crossing Trail, Jacksonville, Florida 32256 ("Transferee").

                                    RECITALS:

A. 77 Center I is the sole legal and beneficial owner of a limited partnership interest represented by 561,874 Limited Partnership Units (the "77 Center I Interest") in KOGER-VANGUARD PARTNERS, L.P., a Delaware limited partnership (the "Partnership"), pursuant to (a) that certain Amended and Restated Agreement of Limited Partnership of Koger-Vanguard Partners, L.P., dated as of October 22, 1998, by and among Transferee, as general partner, and the Initial Limited Partners (as defined therein) and Southeast Properties Holding Corporation, as limited partner, as amended by Amendment No. 1 to Amended and Restated Agreement of Limited Partnership dated October 22, 1998, by Transferee in its capacity as general partner (as so amended, the "Partnership Agreement"); and (b) the Partner Schedule of 77 Center I dated October 22, 1998 attached to the Partnership Agreement.

B. 77 Center II is the sole legal and beneficial owner of a limited partnership interest represented by 437,836.36 Limited Partnership Units (the "77 Center II Interest") in the Partnership, pursuant to (a) the Partnership Agreement; and (b) the Partner Schedule of 77 Center II dated October 22, 1998 attached to the Partnership Agreement.

C. 77 Center I desires to sell, assign, transfer, convey and grant all of the 77 Center I Interest in the Partnership to Transferee and 77 Center II desires to sell, assign, transfer, convey and grant all of the 77 Center II Interest in the Partnership to Transferee (the 77 Center I Interest and the 77 Center II Interest are sometimes hereinafter collectively referred to as the "LP Interests").

D. In lieu of the redemption provisions of the Partnership Agreement, Transferee desires to purchase and accept the transfer of the LP Interests and to become a substituted limited partner in the Partnership, in accordance with the terms and provisions of the Agreement.

     NOW, THEREFORE, for and in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each party hereto, Transferors and Transferee hereby agree as follows:

     1. Definitions. Capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the Partnership Agreement

     2. Sale, Purchase and Transfer. Notwithstanding anything in the Partnership Agreement to the contrary, including without limitation, the provisions of
Section 8.6 thereof, Transferors each do hereby agree to sell, assign, transfer, convey, grant and set over to Transferee, its successors and assigns, on the Effective Date at Closing (as such terms are hereinafter defined), all of their respective right, title and interest in, to and under the LP Interests, free and clear of any liens or encumbrances whatsoever, including, without limitation,
(a) the right to receive all distributions to which such Transferor would be entitled, and (b) such Transferor's entire interest in the profits, losses, capital and assets of the Partnership.

     3. Purchase Price. For and in consideration of the transfer of the LP Interests to Transferee, Transferee shall pay to each Transferor, upon Closing, by wire transfer of immediately available funds pursuant to written instructions to be provided by Transferors, an amount equal to SIXTEEN AND 50/100 DOLLARS ($16.50) for each Unit in the Partnership owned by such Transferor (the "Purchase Price"), or an aggregate amount of NINE MILLION TWO HUNDRED SEVENTY THOUSAND NINE HUNDRED TWENTY-ONE AND NO/100 DOLLARS ($9,270,921.00) to 77 Center I, and an aggregate amount of SEVEN MILLION TWO HUNDRED TWENTY-FOUR THOUSAND TWO HUNDRED NINETY-NINE AND 94/100 DOLLARS ($7,224,299.94) to 77 Center II.

     4. Closing/Effective Date. The consummation of transactions contemplated hereby and the sale, purchase and transfer of the LP Interests and the payment of the Purchase Price (the "Closing") shall take place at 10:00 A.M. Eastern Standard Time on or before January 7, 2002, or such earlier or later date as may be mutually agreed, without any obligation to do so, in writing by and among Transferors and Transferee (the "Effective Date").

     5. Substituted Limited Partner. Transferors hereby intend that Transferee shall, upon Closing, become a substituted limited partner in the Partnership and Transferors shall, upon Closing, substitute, in Transferors' place and stead to the extent of the LP Interests, Transferee as a limited partner in the Partnership and vest in Transferee all the rights and burdens of a substituted limited partner in the Partnership as of the Effective Date; provided, however, Transferee specifically does not assume any of the obligations, duties and liabilities of Transferors that accrued prior to the Effective Date and Transferors shall remain liable for all such obligations, duties and liabilities, if any.

     6. Withdrawal. Upon Closing, Transferors shall be deemed to have withdrawn as limited partners in the Partnership.

     7. Prorations/Tax Returns. The Preferred Return Per Unit attributable to each Unit of the LP Interests shall be prorated at Closing as between Transferors and Transferee, and at Closing, Transferee, in addition to the Purchase Price, shall also pay to each Transferor an amount equal to the pro rata portion of the Preferred Return Per Unit for each Unit theretofore owned by such Transferor for the actual number of days in the current calendar quarter through and including the Effective Date. Transferee shall also, in its capacity as general partner of the Partnership, pay to Transferors at Closing the full amount of any Preferred Return Per Unit which has accrued for any prior calendar quarters but which has not yet been paid as of the Effective Date. All Partnership profits, losses and distributive shares of tax items allocable to the LP Interests in accordance with the Partnership Agreement and accruing through and including the Effective Date, shall be allocated to Transferors in accordance with the Partnership Agreement, and all of such items accruing after the Effective Date shall be allocated to Transferee. Transferee shall, in its capacity as general partner of the Partnership, prepare and timely provide to Transferors all documentation relating to the Partnership necessary for Transferors to prepare their tax returns for the year of Closing and all prior years.

     8. Representations with Respect to the LP Interests. Each of 77 Center I and 77 Center II hereby represent and warrant to Transferee that it is the sole beneficial and legal owner of the 77 Center I Interest and the 77 Center II Interest, respectively, free from any lien, claim or encumbrance whatsoever. Transferors each hereby further represent and warrant to Transferee that such Transferor has full right, power and authority to convey good title to its respective portion of the LP Interests to Transferee in accordance with the terms of this Agreement.

     9. Acceptance and Assumption. Upon Closing, Transferee shall accept and assume all of the rights, privileges, duties, covenants, obligations and liabilities with respect to the LP Interests arising from and after the Effective Date and Transferee agrees that, as a substituted limited partner in the Partnership, Transferee shall thereafter be subject to and bound by all of the provisions, terms and conditions of the Partnership Agreement.

     10. Indemnities. From and after the Closing, Transferors shall each indemnify and hold Transferee harmless from and against all claims, demands, losses, damages, expenses and costs including, but not limited to, reasonable attorneys' fees and expenses actually incurred, arising out of or in connection with such Transferor's failure, prior to the Effective Date, to observe, perform and discharge all duties, covenants, obligations and liabilities of such Transferor, if any, as a limited partner in the Partnership and under the Partnership Agreement to be observed, performed or discharged, or which relate or accrue with respect to the period prior to, but not after, the Effective
Date, or as to any breach of any representation or warranty, covenant, obligation or agreement made by such Transferor under this Agreement. From and after the Closing, Transferee shall indemnify and hold Transferors harmless from and against all claims, demands, losses, damages, expenses and costs including, but not limited to, reasonable attorneys' fees and expenses actually incurred, arising out of or in connection with Transferee's failure, from and after the Effective Date, to observe, perform and discharge all covenants, obligations and liabilities of Transferors or Transferee, if any, as a limited partner in the Partnership and under the Partnership Agreement to be observed, performed or discharged, or which relate or accrue with respect to the period from and after, but not before, the Effective Date, or as to any breach of any representation or warranty, covenant, obligation or agreement made by Transferee under this Agreement. The representations, warranties, covenants and indemnification obligations of Transferors and Transferee shall survive the consummation of the transactions contemplated by this Agreement.

     11. Default. In the event of a default by either party of its obligations and agreements hereunder to consummate the Closing, the non-defaulting party shall have, as its sole and exclusive remedy, the right to terminate this Agreement immediately upon written notice to the other, in which event this Agreement shall thereafter terminate and be of no force or effect, and the Partnership Agreement and the Partner Schedules of the Transferors shall remain in full force and effect and otherwise unmodified by this Agreement.

     12. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware without reference to the conflicts of laws or choice of law provisions thereof.

     13. Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, legal representatives, successors and assigns.

     14. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one agreement.

     IN WITNESS WHEREOF, Transferors and Transferee have each caused this Agreement to be executed by its duly authorized signatory as of the day and year first above written.

                                       "Transferors":
                                        -----------

                                        77  CENTER  INVESTORS   LIMITED
                                        PARTNERSHIP, a North Carolina limited partnership

                                        By:   KSSA-77 ASSOCIATES, a Pennsylvania
                                              general partnership,  a General
                                              Partner

                                              By:     s/Douglas M. Firstenberg
                                              ---------------------------------
                                              Name:   Douglas M. Firstenberg
                                              Title:  Managing General Partner

                                        By:   LIVE OAK  PROPERTIES,  INC.,  a
                                              Delaware corporation,  a  General
                                              Partner

                                              By:     s/Douglas M. Firstenberg
                                              ---------------------------------
                                              Name:   Douglas M. Firstenberg
                                              Title:  Vice President


                                        77  CENTER  INVESTORS  II  LIMITED
                                        PARTNERSHIP, a North Carolina limited partnership

                                        By:   KSSA-77 ASSOCIATES, a Pennsylvania
                                              general partnership,  a General
                                              Partner

                                              By:     s/Douglas M. Firstenberg
                                              --------------------------------
                                              Name:   Douglas M. Firstenberg
                                              Title:  Managing General Partner

                                       By:    LIVE OAK  PROPERTIES,  INC.,  a
                                              Delaware corporation,  a  General
                                              Partner

                                              By:     s/Douglas M. Firstenberg
                                              --------------------------------
                                              Name:   Douglas M. Firstenberg
                                              Title:  Vice President


                                       "Transferee":
                                        ----------

                                       KOGER EQUITY, INC., a Florida corporation


                                       By:    s/Todd J. Amara
                                              ------------------
                                              Name:  Todd J. Amara
                                              Title:    Vice President

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                           CONSENT OF GENERAL PARTNER


     KOGER EQUITY, INC., in its capacity as general partner of the Partnership (the "General Partner"), hereby consents to the within and foregoing agreement for the sale, purchase and transfer of the LP Interests to Transferee, notwithstanding the provisions of the Partnership Agreement, including without limitation, the provisions of Section 8.6 thereof, and from and after the Closing the General Partner agrees to recognize Transferee as a substituted limited partner in the Partnership to the extent of the LP Interests.

     IN WITNESS WHEREOF, the General Partner has caused this Consent to be executed by its duly authorized signatory as of this 28th day of December, 2001.

                               "General Partner":

                               KOGER EQUITY, INC., a Florida corporation


                               By:    s/Todd J. Amara
                               ------------------------
                               Name:  Todd J. Amara
                               Title: Vice President

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